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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-25537, 333-38302 and 333-38298) and on Form S-3 (File Nos. 333-59954, 333-32000, 333-95353 and
333-93219).

                                             /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
March 11, 2002